UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020 (June 9, 2020)

IAC/INTERACTIVECORP

(Exact name of registrant as specified in its charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 9, 2020, IAC/InterActiveCorp (“IAC” or the “Company”) entered into agreements (the “Subscription Agreements”) with certain institutional investors (the “Investors”), pursuant to which the Company agreed to issue and sell, and the Investors agreed to purchase, an aggregate of 17,339,035 shares (“Shares”) of the Company’s Class M common stock, par value $0.001 per share (the “Class M common stock”), in a registered direct placement (the “Offering”) in connection with the pending separation (the “Separation”) of IAC and Match Group, Inc. (“Match”). The Shares were offered at a purchase price of $82.00 per share, the equivalent of $85.00 per share, adjusted for the $3.00 per share merger consideration payable to Match shareholders in the Separation transaction (to which the purchasers of the Class M shares will not be entitled).

As previously announced, on December 19, 2019, IAC, IAC Holdings, Inc. (“New IAC”), Valentine Merger Sub LLC (“New Match Merger Sub”) and Match entered into a transaction agreement (as amended, the “Transaction Agreement”) providing for the Separation.

The Separation, if completed, will result in (x) the pre-transaction stockholders of IAC owning shares in two, separate public companies—(1) IAC, which will be renamed “Match Group, Inc.” (“New Match”) and which will own the businesses of Match and certain IAC financing subsidiaries, and (2) New IAC, which will be renamed “IAC/InterActiveCorp” and which will own IAC’s other businesses—and (y) the pre transaction stockholders of Match (other than IAC and its subsidiaries) owning shares in New Match.

If the Separation is completed:

o	Match will merge with and into New Match Merger Sub, with New Match Merger Sub surviving the merger as an indirect wholly-owned subsidiary of New Match. New Match will own the businesses of Match and certain IAC financing subsidiaries.

o	New Match will have a single class of “one share, one vote” common stock (the IAC Class M common stock, which will, upon completion of the Separation, be renamed “common stock” of New Match);

o	IAC stockholders will receive, through a series of steps (the “Reclassification”), in exchange for each outstanding share of IAC common stock, par value $0.001 (“IAC common stock”), and each outstanding share of IAC Class B common stock, par value $0.001 (“IAC Class B common stock”), that they hold:

▪	One share of a class of common stock of New IAC having substantially the same powers, preferences and rights as the IAC common stock being exchanged or IAC Class B common stock being exchanged; and

▪	A number of shares of the IAC Class M common stock equal to what we refer to as the “Reclassification Exchange Ratio.” The Reclassification Exchange Ratio will be calculated at the separation closing as follows:

•	the total number of shares of Match common stock and Match Class B common stock owned by IAC immediately before the Separation, subject to specified adjustments relating to the allocation of certain assets and liabilities between New Match and New IAC, among other adjustments,

•	divided by the total number of shares of IAC common stock and IAC Class B common stock outstanding immediately before the Separation.

o	Match stockholders (other than IAC and its subsidiaries) will receive, through a merger, in exchange for each outstanding share of Match common stock that they hold, the right to receive one share of Class M common stock and, at the holder’s election, either (i) $3.00 in cash or (ii) a fraction of a share of Class M common stock with a value of $3.00, calculated based on the volume-weighted average trading price of shares of Match common stock for the ten consecutive NASDAQ trading days ending on the fifth NASDAQ trading day immediately before the date on which the Separation is completed, minus $3.00 (an “additional stock election”). Holders of Match common stock who do not make an election will be treated as having made an additional stock election.

In accordance with Reclassification Exchange Ratio adjustments provided for in the Transaction Agreement, the aggregate number of shares of IAC Class M common stock that IAC stockholders will receive in connection with the Reclassification will be reduced by the number of shares of Class M common stock sold in the Offering if the Offering is completed.

The aggregate gross proceeds of the Offering are expected to be approximately $1.4 billion, before deducting certain fees and expenses related to the Offering and payable by the Company. Pursuant to the Transaction Agreement, IAC has agreed to pay the net proceeds of the Offering to New IAC. New IAC intends to use such proceeds for general corporate purposes

The closing of the Offering is conditioned on the consummation of the Separation and on the approval of the Class M common stock for listing on the NASDAQ. The completion of the Separation is subject to the satisfaction or waiver of certain conditions contained in the Transaction Agreement, including the receipt of the requisite approvals from the stockholders of IAC and Match at meetings currently scheduled to be held on June 25, 2020. Each Subscription Agreement may be terminated by either IAC or the purchaser if the Offering has not been consummated on or prior to July 10, 2020. The Subscription Agreements contain representations and warranties of the parties and other customary provisions.

The Company offered the Shares pursuant to a prospectus supplement dated June 9, 2020, and a shelf registration statement on Form S-3ASR (File No. 333-238046) that was originally filed with the Securities and Exchange Commission on May 6, 2020.

The foregoing description of the Subscription Agreements and the Transaction Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Subscription Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, and the Transaction Agreement, including the amendment to the Transaction Agreement, which were previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 20, 2019 and as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 28, 2020, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

Placement Agency Agreement

In connection with the Offering, the Company also entered into a Placement Agency Agreement, dated June 9, 2020, with J.P. Morgan Securities LLC and Allen & Company LLC, as placement agents (collectively, the “Placement Agents”). Pursuant to the Placement Agency Agreement, the Company estimates that it will pay fees to the Placement Agents in an aggregate amount of $9,952,606 upon and subject to the closing of the Offering. The placement agents are generally responsible for the payment of their own expenses in connection with the Offering.

Press Release

On June 9, 2020, the Company issued a press release announcing the Offering. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation to buy any shares of Class M common stock, nor shall there be any offer or sale in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No Offer or Solicitation / Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This communication is being made in respect of a proposed transaction involving IAC, New IAC and Match. In connection with the proposed transaction, on April 28, 2020, IAC and New IAC filed with the Securities and Exchange Commission (the “SEC”) an amendment to the joint registration statement on Form S-4 filed on February 13, 2020 (the “Form S-4”) that includes a joint proxy statement of IAC and Match. The Form S-4 was declared effective by the SEC on April 30, 2020, and IAC and Match commenced mailing the joint proxy statement/prospectus to stockholders of IAC and stockholders of Match on or about May 4, 2020. Each party will file other documents regarding the proposed transaction with the SEC. IAC, New IAC and Match may file one or more other documents with the SEC. This communication is not a substitute for the joint proxy statement/prospectus or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF IAC AND MATCH ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by IAC (when they become available) may be obtained free of charge on IAC’s website at www.iac.com. Copies of documents filed with the SEC by Match (when they become available) may also be obtained free of charge on Match’s website at www.mtch.com.

Participants in the Solicitation

IAC and Match and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective shareholders in favor of the proposed transaction under the rules of the SEC. Information about IAC’s directors and executive officers is available in IAC’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended by IAC’s Form 10-K/A filed with the SEC on April 29, 2020, and the joint proxy statement/prospectus. Information about Match’s directors and executive officers is available in Match’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended by Match’s Form 10-K/A filed with the SEC on April 29, 2020. Additional information regarding participants in the proxy solicitations and a description of their direct and indirect interests are included in the joint proxy statement/prospectus and other relevant documents to be filed with the SEC regarding the transaction when they become available.

Forward-Looking Statements

Certain statements and information in this communication may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to IAC’s and Match’s anticipated financial performance, objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that IAC and Match intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by IAC’s and Match’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. IAC and Match undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: risks and uncertainties discussed in the joint proxy statement/prospectus and other reports that IAC and Match have filed with the SEC; competition; Match’s ability to maintain user rates on its higher-monetizing dating products; the companies’ ability to attract users to their products and services through cost-effective marketing and related efforts; changes in the companies’ relationship with (or policies implemented by) Google; foreign currency exchange rate fluctuations; the companies’ ability to distribute their products through third parties and offset related fees; the integrity and scalability of the companies’ systems and infrastructure (and those of third parties) and the companies’ ability to adapt their systems and infrastructure to changes in a timely and cost-effective manner; the companies’ ability to protect their systems from cyberattacks and to protect personal and confidential user information; risks relating to certain of the companies’ international operations and acquisitions; the impact of the outbreak of the COVID-19 coronavirus, or any subsequent or similar epidemic or pandemic; the risks inherent in separating Match from IAC, including uncertainties related to, among other things, the costs and expected benefits of the proposed transaction, the calculation of, and factors that may impact the calculation of, the exchange ratio at which shares of IAC capital stock will be converted into the right to receive new shares of the post-separation Match Group in connection with the transaction, the expected timing of the transaction or whether it will be completed, whether the conditions to the transaction can be satisfied or any event, change or other circumstance occurs that could give rise to the termination of the transaction agreement (including the failure to receive any required approvals from the stockholders of IAC and Match or any required regulatory approvals), any litigation arising out of or relating to the proposed transaction, the expected tax treatment of the transaction, and the impact of the transaction on the businesses of IAC and Match; and other circumstances beyond IAC’s and Match’s control. You should not place undue reliance on these forward-looking statements. For more details on factors that could affect these expectations, please see IAC’s and Match’s filings with the SEC, including the joint proxy statement/prospectus.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Subscription Agreement
99.1	Press Release issued on June 9, 2020 by IAC/InterActiveCorp
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ Gregg Winiarski
Name:	Gregg Winiarski
Title:	Executive Vice President, General Counsel & Secretary

Date: June 12, 2020